UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2014 (May 26, 2014)

On Track Innovations Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel
(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	12000
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On Track Innovations Ltd. (the “Company”), held its adjourned extraordinary general meeting of stockholders on May 26, 2014.  The final voting results are set forth below.

Stockholders voted on the following proposals:

Proposal No. 1 — Election of an External Director.

The stockholders elected Mr. William C. Anderson III to serve as an external director of the Company for a three-year term commencing with his election.  Mr. Anderson received the following votes:

For	Against	Abstain	Broker Non-Votes

11,775,514	238,560	50,517	0

Proposal No. 2 — Approval of the Grant of Options to the Company’s Directors.

The stockholders approved the grant of options to each director (including external directors) that is in office immediately following the meeting to purchase up to 50,000 of the Company’s ordinary shares under the Company’s 2001 Share Option Plan (the “Option Plan”).  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

11,427,228*	577,502	59,861	0

*Of the 11,427,228 shares voting, 4,393,616 were shares of shareholders who had a personal interest in the proposal.

Proposal No. 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

11,414,652	584,328	65,611	0

Proposal No. 4 — Advisory Vote on the Frequency of an Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on an advisory basis, an annual, rather than a biennial or triennial, advisory vote by stockholders on the compensation of the Company’s named executive officers. This proposal received the following votes:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

11,619,853	70,024	277,527	88,187	0

In accordance with the stockholder voting results, in which “Every One Year” received the highest number of votes cast on the frequency proposal, and the recommendation of the Company’s Board of Directors in the proxy statement for the extraordinary general meeting of stockholders, the Company’s Board of Directors has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers will occur every year. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2015 annual meeting of stockholders.

Proposal No. 5 — Vote to Approve an Amendment to the Option Plan to Increase the Ordinary Shares Reserved and Available for Issuance Under the Option Plan from 15,700,000 to 16,450,000.

The shareholders approved the amendment.  The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

11,016,657	1,007,123	40,811	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: May 28, 2014	By:	/s/ Ofer Tziperman
Ofer Tziperman
Chief Executive Officer